  [LOGO]      Investing
EATON VANCE   for the                                         [Graphic Omitted]
------------  21st
Mutual Funds  Century(R)




SEMIANNUAL REPORT DECEMBER 31, 1998

                                   EATON VANCE
                                     SENIOR
                                     INCOME
                                      TRUST
                                      FUND


                                   Eaton Vance
                      Global Management-Global Distribution

Eaton Vance Senior Income Trust as of December 31, 1998

--------------------------------------------------------------------------------
Letter to Shareholders
--------------------------------------------------------------------------------

[Photo of James B. Hawkes]
James B. Hawkes
President

We welcome shareholders of Eaton Vance Senior Income Trust with this initial shareholder report. The Fund began operations in October, in the midst of global market turbulence. However, this climate was beneficial to the Fund as it provided attractive buying opportunities and resulted in the Fund being fully invested sooner than had been anticipated. As such, the Fund paid a special dividend of $0.058 per share in addition to the regular monthly dividend for December. Based on the December monthly dividend of $0.068 per share and a closing share price of $9.4375, the Fund's current yield was 8.64% at December
31. That yield exceeded the Fund's initial yield target range.

Despite these positive events, the Fund traded at a discount to its net asset value at December 31. The Fund had a total return of -4.4% during the two-month period from inception on October 30, 1998 through December 31, 1998. That return was the result of a decline in share price from $10.00 on October 30, 1998 to $9.44 on December 31, 1998, and the reinvestment of $0.068 in regular monthly dividends and $0.058 in special dividends.

Amid fears of a global credit crisis,
the Federal Reserve restored investor confidence to the market...

Despite economic crisis in Asia, a near meltdown in Russia, and concerns over emerging markets, the U.S. economy grew 3.9% in 1998, matching its performance of the previous year. Though inflation remained in check, U.S. markets feared the onset of a global credit crunch.

To avert a possible global liquidity crisis, the Federal Reserve lowered short-term rates on three occasions in the fall. The rate reductions proved effective, restoring confidence to the market.

Eaton Vance Senior Income Trust
sees good income opportunities
in the year ahead...

The past few months have provided a challenging market environment for fixed-income investors. Crises and interest rate fluctuations have made the markets unusually volatile, while some fixed-income investors have seen their investment returns diminished. By investing at least 80% of its assets in senior, secured, floating-rate loans, Eaton Vance Senior Income Trust is designed to address those issues: to provide a high level of current yield while limiting share price volatility caused by interest rate fluctuations. Fund shares are traded on the New York Stock Exchange, thereby providing daily liquidity. The Fund will continue its strategy while seeking more promising opportunities in the coming year. In the following pages, co-portfolio managers Scott Page and Payson Swaffield review the Fund's first two months and look ahead to 1999.

                                 Sincerely,
                             /s/ James B. Hawkes
                                 James B. Hawkes
                                 President
                                 February 9, 1999

--------------------------------------------------------------------------------

Fund Information
as of December 31, 1998

Performance(1)
--------------------------------------------------------------------------------
Cumulative Total Return (by market value, NYSE)
Life of Fund (10/30/98)                                          -4.4%

Cumulative Total Return (at net asset value)
--------------------------------------------------------------------------------
Life of Fund (10/30/98)                                           1.4%

Ten Largest Holdings(2) By total net assets
--------------------------------------------------------------------------------

Jefferson Smurfit Corp.                                          2.0%
Federal-Mogul Corp.                                              2.0
Capstar Radio Broadcasting Company                               1.9
K&F Industries                                                   1.5
Six Flags Theme Parks, Inc.                                      1.5
Patriot American Hospitality, Inc.                               1.4
Intermedia Partners Group VI                                     1.4
Del Monte Corp.                                                  1.4
Sealy Mattress Company                                           1.4
The Scotts Company                                               1.4

(1) Returns are calculated by determining the percentage change in net asset value and share price with all distributions reinvested. (2) Ten largest holdings account for 15.9% of the Fund's investments, determined by dividing the total market value of the holdings by the total net assets of the Fund. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Senior Income Trust as of December 31, 1998

--------------------------------------------------------------------------------
Management Discussion
--------------------------------------------------------------------------------

[Photo of Scott H. Page]
Scott H. Page


[Photo of Payson F. Swaffield]
Payson F. Swaffield

An interview with Scott H. Page and Payson F. Swaffield, co-portfolio managers of Eaton Vance Senior Income Trust.

Q: Scott, the Fund made its debut in a period of extra- ordinary volatility in the world's financial markets. How would you evaluate the Fund's performance during those initial turbulent months?

A: MR. PAGE: While the Fund experienced some share price fluctuation in its first two months of operations, that performance should be viewed in light of the volatili- ty of other fixed-income markets, which gyrated significantly in the final months of 1998. Of those markets, only the Treasury market was able to sustain a rally throughout the year, and that was largely due to concerns about weakness in the emerging markets. With 100% of its holdings dollar-denominated and no exposure to emerging market borrowers, the Fund's portfolio of primarily senior, floating-rate loans performed in line with expectations.

Q:  What kind of growth did the loan market generate in 1998?

A: MR. SWAFFIELD: The loan market continued to develop in 1998 in terms of size, depth and quality. The supply of new loans into the market was more than $250 billion in 1998, exceeding the pace set in the previous year. In addition, the number of participants in the loan market continued to expand. At the end of 1998, there were more than 70 mutual funds and other institutional investment vehicles purchasing senior loans, up from 14 just five years ago.

    Finally, even in this uncertain economic climate, loan quality has held steady. That's an important consideration. In part, that reflects the improved structure of new loans, as borrowers have tended to have better interest coverage than in past cycles. For example, in 1988, companies with highly leveraged loans had an average debt multiple of 7.1 times cash flow. By 1998, that multiple had fallen to 4.6.


--------------------------------------------------------------------------------

Five Largest Sector Weightings(1)
--------------------------------------------------------------------------------
          Cable Television                                    11.5%
          Manufacturing - Diversified                          7.6%
          Health Care - Diversified                            6.1%
          Chemicals                                            5.4%
          Textile Manufacturing                                5.3%

          Fund Overview(1)
--------------------------------------------------------------------------------
          Total net assets                             $356 million
          Number of borrowers                                   115
          Industries represented                                 46
          Collateral coverage ratio                        1.5 to 1
          Weighted days-to-interest rate reset              64 days
          Average maturity                                 7.5 Yrs.
          Average size per borrowing                   $3.9 million

(1) Five largest sector weightings account for 35.9% of the Fund's investments, determined by dividing the total market value of the holdings by the total net assets of the Fund. Sector weightings and Fund Overview are as of 12/31/98 and are subject to change. Fund Overview information refers only to senior, secured floating-rate loan portion of the Fund.

------------------------------------------------------------------------------
  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
------------------------------------------------------------------------------

Q:  Why are those factors good for the loan market?

A: MR. PAGE: Together, they represent the increasing maturation of the market. In the 1980s, deals done with little or no equity component put enormous pressure on the balance sheets of borrowers, leaving them with very little margin for error in the event of a downturn in business.

    In sharp contrast, equity plays a larger role in today's transactions. According to a study by Donaldson, Lufkin and Jenrette, equity components comprised 37.1% of leveraged buyouts in 1998, up from just 9.7% in 1988. That means that borrowers typically have improved interest-coverage ratios. In addition, the fact that loans are both senior and secured means that, 1) the loans are backed by collateral such as the borrower's assets and/or common stocks, and 2) lenders have a first call on the collateral in the event of a default. These features contribute to the comfort level of lenders and, thus, to a relatively stable senior loan market.

Q:  How have you initially positioned the Fund?

A: MR. SWAFFIELD: The Fund is very well-diversified, with exposure to most sectors of the economy. Frankly, the economy has given many mixed signals in recent months. However, while the weakness in the Asian economies has contributed to weaker demand for some cyclical sectors, the broader economy generally remains on track.

    As a measure of its broad diversification, the Fund was composed of 115 borrowers at December 31. The ten largest holdings represented only 15.9% of the Fund. We had investments in 46 different industries, with our largest weightings in cable television, manufacturing and health care. The cable and health industries have tended to be fairly recession-resistant.

    Among the Fund's high-yield bond holdings, we found some especially interesting opportunities among communications, broadcasting and cable companies. These sectors have experienced rapid growth and are continuing to expand their infrastructures to meet the demands of that growth.

Q:  Could you discuss briefly some of the investments in the Fund?

A: MR. PAGE: Certainly. Broadcast, cable, and media loans are playing significant roles. The broadcasting and communications sectors have witnessed increasing merger activity in the past few years. Charter Communications is one of the nation's fastest growing cable television operators. The company, which has 2 million subscribers, was recently purchased by Paul Allen, a founder of Microsoft, for $4.5 billion. It will combine with Allen's other cable interest, Marcus Cable. Charter is pioneering the use of advanced set-top boxes that provide cable viewers Internet access without the need of a computer.

    Elsewhere, the auto sector has been characterized by a growing global consolidation, as evidenced by last year's Daimler-Chrysler merger. There are now signs of a similar trend among auto parts suppliers. One of the nation's largest is Federal-Mogul Corp. The company enjoyed excellent results in the past year due to sharply higher revenues, aggressive cost cuts, and the successful integration of its Cooper Automotive acquisition.

    The Fund has found interesting opportunities among food packaging companies and food retailers. These companies have historically been considered relatively recession-resistant. The Fund's food-related holdings include Del Monte Corp., which produces popular fruit and vegetable products, and International Home Foods, which makes Gulden's Mustard and Chef Boyardee products. Star Markets Co. is a major supermarket chain in New England. The company has benefited from a major reorganization and has been very successful in targeting new store locations. Star was recently purchased by Sainsbury's, a U.K.-based, international food retailer.

Q:  What are some of the Fund's other features?

A: MR. PAGE: The Fund may invest a portion of its assets in high-yield bonds. That percentage was around 8.7% at December 31, 1998. The high-yield market has historically provided financing for a wide range of industries. While high-yield bonds typically involve higher risk, they have historically provided a significant yield advantage over other fixed-income investments, including bank loans.

    The Fund also intends to utilize leverage through borrowings in an amount up to 33 1/3% of the Fund's total assets. We believe that the prudent use of leverage may create additional income opportunities and increase yield. At December 31, the Fund had $145 million in leverage. That figure repre-sented 28.4% of the Fund's total assets.

Q: The Federal Reserve lowered short-term interest rates three times in 1998. Did that have any effect on the loan market?

A: MR. SWAFFIELD: Yes. Interest income on loans is based on the London Interbank Rate (LIBOR) and the fixed spread of the loans over LIBOR. Because LIBOR moves with other short-term interest rates, the Federal Reserve's lowering of rates caused a decline in loan yields.

    Going forward, the interest rate scenario bears watching. Some long-term bond investors reaped excellent returns in 1998 as long-term interest rates reached 24-year lows. However, it is now apparent that the economy was not weakened as much as anticipated by the Asian slowdown. As the Federal Reserve has demonstrated in recent years, it will not hesitate to raise rates if it detects the return of inflation. Therefore, the risk profile of bonds has been raised significantly. A price decline in such a scenario could more than offset interest income.

    On the other hand, returns for senior, secured, floating-rate loans would actually increase in a rising rate scenario. Their reset feature means that their underlying interest rates are adjusted to reflect changes in prevailing interest rates. That feature makes floating-rate loans unique among income-producing asset classes, being one of the very few investments that may benefit from rising interest rates.

Q:  What is your outlook for the loan market in the coming year?

A: MR. PAGE: Naturally, it's impossible to pinpoint with any certainty the direction of the economy. But, at present, the economy continues to generate fairly good growth, which is certainly positive for loan quality. Moreover, the loan market continues to expand as more companies utilize the senior, floating-rate market. That is likely to result in more varied opportunities for investors.

    Many investors are looking for higher returns and daily liquidity, but want to minimize the market fluctuations of their investment. We believe that the floating-rate loan universe provides excellent opportunities for those investors. Eaton Vance Senior Income Trust will continue to pursue opportunities in this growing market in the coming year.

EATON VANCE SENIOR INCOME TRUST as of December 31, 1998

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Senior, Secured, Floating-Rate
Interests -- 88.2%}a{

Principal
Amount           Borrower                                     Value
------------------------------------------------------------------------------
Aerospace/Defense -- 2.7%
------------------------------------------------------------------------------
                 Aerostructures Corporation
     $4,561,301  Term loan, maturing December 31, 2003         $  4,561,301

                 Fairchild Holdings Corporation
        263,333  Revolving loan, maturing June 18, 2004             263,333
      3,750,000  Term loan, maturing June 18, 2004                3,750,000

                 K&F Industries, Inc.
      5,399,038  Term loan, maturing September 30, 2005           5,399,038
------------------------------------------------------------------------------
                                                               $ 13,973,672
------------------------------------------------------------------------------

Auto parts - Aftermarket -- 2.0%
------------------------------------------------------------------------------
                 Exide Corporation
     $2,989,431  Term loan, maturing March 18, 2005            $  2,989,431

                 Federal-Mogul Corporation
      7,000,000  Term loan, maturing December 31, 2006            7,000,000
------------------------------------------------------------------------------
                                                               $  9,989,431
------------------------------------------------------------------------------

Automobile -- 2.0%
------------------------------------------------------------------------------
                 Accuride Corporation
     $5,000,000  Term loan, maturing January 21, 2006          $  5,000,000

                 Cambridge Industries, Inc.
      4,987,406  Term loan, maturing June 30, 2005                4,987,406
------------------------------------------------------------------------------
                                                               $  9,987,406
------------------------------------------------------------------------------

Beverages - Soft Drink -- 0.8%
------------------------------------------------------------------------------
                 Mistic Brands, Inc.
     $1,994,937  Term loan, maturing June 1, 2004              $  1,994,937
      1,994,937  Term loan, maturing June 1, 2005                 1,994,937
------------------------------------------------------------------------------
                                                               $  3,989,874
------------------------------------------------------------------------------

Broadcast Media -- 3.8%
------------------------------------------------------------------------------
                 Benedek Broadcasting Corporation
     $3,099,959  Term loan, maturing December 31, 2004         $  3,099,959
      1,844,865  Term loan, maturing December 31, 2005            1,844,865

                 Black Entertainment Television
      5,000,000  Term loan, maturing June 30, 2006                5,000,000

                 Capstar Radio Broadcasting Corp.
      6,975,000  Term loan, maturing May 31, 2005                 6,975,000

                 TLMD Aquisition Co.
      2,000,000  Term loan, maturing March 31, 2007            $  2,000,000
------------------------------------------------------------------------------
                                                               $ 18,919,824
------------------------------------------------------------------------------

Building Materials -- 1.0%
------------------------------------------------------------------------------
                 Falcon Building Products, Inc.
     $4,985,632  Term loan, maturing June 29, 2007             $  4,985,632
------------------------------------------------------------------------------
                                                               $  4,985,632
------------------------------------------------------------------------------

Cable Television -- 6.8%
------------------------------------------------------------------------------
                 Avalon Cable Holdings Finance, Inc.
     $1,000,000  Term loan, maturing October 31, 2006          $  1,000,000

                 Charter Comm. Properties LLC
      5,000,000  Term loan, maturing June 30, 2007                5,000,000

                 Chelsea Communications, Inc.
      4,962,500  Term loan, maturing December 31, 2004            4,962,500

                 Classic Cable, Inc.
      5,000,000  Term loan, maturing October 31, 2007             5,000,000

                 Frontiervision Operating Partners, L.P.
      5,000,000  Term loan, maturing March 31, 2006               5,000,000

                 HPI Acquisition Co., LLC
      1,000,000  Term loan, maturing December 31, 2005            1,000,000
      2,000,000  Term loan, maturing December 31, 2006            2,000,000

                 Intermedia Partners Group VI (Holdco)
      5,000,000  Term loan, maturing April 30, 2008               5,000,000

                 Renaissance Media LLC
      5,000,000  Term loan, maturing September 30, 2006           5,000,000
------------------------------------------------------------------------------
                                                               $ 33,962,500
------------------------------------------------------------------------------

Chemicals -- 3.8%
------------------------------------------------------------------------------
                 Huntsman Corporation
     $3,407,655  Term loan, maturing September 30, 2003        $  3,407,655
      2,415,671  Term loan, maturing March 15, 2004               2,415,671
      2,415,671  Term loan, maturing March 15, 2005               2,415,671

                 Lyondell Petrochemical Company
      1,923,077  Term loan, maturing June 30, 1999                1,923,077
      3,076,923  Term loan, maturing June 30, 2000                3,076,923

                 Metokote Corporation
      1,000,000  Term loan, maturing November 2, 2005             1,000,000

                 Polymer Group, Inc.
      4,972,000  Term loan, maturing December 20, 2005            4,972,000
------------------------------------------------------------------------------
                                                               $ 19,210,997
------------------------------------------------------------------------------

Chemicals - Specialty -- 1.0%
------------------------------------------------------------------------------
                 Huntsman Packaging Corp.
     $5,000,000  Term loan, maturing June 30, 2006             $  5,000,000
------------------------------------------------------------------------------
                                                               $  5,000,000
------------------------------------------------------------------------------

Coal -- 1.7%
------------------------------------------------------------------------------
                 Alliance Coal Corporation
     $3,933,368  Term loan, maturing December 31, 2002         $  3,933,368

                 P&L Coal Holdings Corporation
      5,000,000  Term loan, maturing June 30, 2006                5,000,000
------------------------------------------------------------------------------
                                                               $  8,933,368
------------------------------------------------------------------------------

Commercial Services -- 2.1%
------------------------------------------------------------------------------
                 Nebraska Book Company
      2,500,000  Term loan, maturing March 31, 2006            $  2,500,000

                 Safety-Kleen Services, Inc.
      2,493,734  Term loan, maturing April 3, 2005                2,493,734
      2,493,734  Term loan, maturing April 3, 2006                2,493,734

                 United Rentals, Inc.
      3,000,000  Term loan, maturing June 30, 2006                3,000,000
------------------------------------------------------------------------------
                                                               $ 10,487,468
------------------------------------------------------------------------------

Communications - Equip/Mfrs -- 3.3%
------------------------------------------------------------------------------
                 Amphenol Corporation
     $5,000,000  Term loan, maturing May 19, 2006              $  5,000,000

                 Communications & Power Industries, Inc.
      1,102,473  Term loan, maturing August 11, 2000              1,102,473
      2,897,527  Term loan, maturing August 11, 2002              2,897,527

                 Dynatech Corporation
        996,403  Term loan, maturing March 31, 2005                 996,403
        996,403  Term loan, maturing March 31, 2006                 996,403
        996,403  Term loan, maturing March 31, 2007                 996,403

                 Superior Telecom, Inc.
      5,000,000  Term loan, maturing November 27, 2005            5,000,000
------------------------------------------------------------------------------
                                                               $ 16,989,209
------------------------------------------------------------------------------

Computer Software & Services -- 0.6%
------------------------------------------------------------------------------
                 Bridge Information Systems America
     $3,000,000  Term loan, maturing May 29, 2004              $  3,000,000
------------------------------------------------------------------------------
                                                               $  3,000,000
------------------------------------------------------------------------------

Conglomerates -- 1.4%
------------------------------------------------------------------------------
                 American Marketing Industries, Inc.
     $1,364,867  Term loan, maturing November 30, 2002         $  1,364,867
        630,027  Term loan, maturing November 30, 2004              630,027

                 SPX Corporation
      4,987,500  Term loan, maturing September 30, 2006           4,987,500
------------------------------------------------------------------------------
                                                               $  6,982,394
------------------------------------------------------------------------------

Containers - Metal & Glass -- 1.4%
------------------------------------------------------------------------------
                 Graham Packaging Company
     $4,037,344  Term loan, maturing January 31, 2007          $  4,037,344

                 Tekni-Plex, Inc.
      2,992,462  Term loan, maturing March 31, 2006               2,992,462
------------------------------------------------------------------------------
                                                               $  7,029,806
------------------------------------------------------------------------------

Containers - Paper -- 2.4%
------------------------------------------------------------------------------
                 Jefferson Smurfit Corporation
     $7,000,000  Term loan, maturing March 24, 2006            $  7,000,000

                 RIC Holding, Inc.
      5,000,000  Term loan, maturing February 28, 2004         $  5,000,000
------------------------------------------------------------------------------
                                                               $ 12,000,000
------------------------------------------------------------------------------

Drugs -- 0.50%
------------------------------------------------------------------------------
                 King Pharmaceuticals, Inc.
     $2,500,000  Term loan, maturing December 22, 2006         $  2,500,000
------------------------------------------------------------------------------
                                                               $  2,500,000
------------------------------------------------------------------------------

Electronics - Instrumentation -- 0.4%
------------------------------------------------------------------------------
                 Packard Bioscience Company
     $1,994,937  Term loan, maturing March 31, 2002            $  1,994,937
------------------------------------------------------------------------------
                                                               $  1,994,937
------------------------------------------------------------------------------

Entertainment -- 1.7%
------------------------------------------------------------------------------
                 Regal Cinemas Inc.
     $  977,778  Term loan, maturing May 27, 2006              $    977,778
      2,700,000  Term loan, maturing May 27, 2007                 2,700,000

                 SFX Entertainment, Inc.
      5,000,000  Term loan, maturing March 31, 2006               5,000,000
------------------------------------------------------------------------------
                                                               $  8,677,778
------------------------------------------------------------------------------

Equipment Leasing -- 0.3%
------------------------------------------------------------------------------
                 Rent-A-Center, Inc.
     $  793,112  Term loan, maturing January 31, 2006          $    793,112
        969,358  Term loan, maturing January 31, 2007               969,358
------------------------------------------------------------------------------
                                                               $  1,762,470
------------------------------------------------------------------------------

Food Wholesalers -- 0.4%
------------------------------------------------------------------------------
                 Volume Services, Inc.
     $2,000,000  Term loan, maturing December 31, 2002         $  2,000,000
------------------------------------------------------------------------------
                                                               $  2,000,000
------------------------------------------------------------------------------

Foods -- 2.9%
------------------------------------------------------------------------------
                 Del Monte Corporation
     $4,987,426  Term loan, maturing March 31, 2005            $  4,987,426

                 Domino's Inc.
      1,000,000  Term loan, maturing December 21, 2006            1,000,000
      1,000,000  Term loan, maturing December 21, 2007            1,000,000

                 International Home Foods, Inc.
      5,000,000  Term loan, maturing September 30, 2006           5,000,000

                 Southern Foods Group, L.P.
      3,000,000  Term loan, maturing February 28, 2006            3,000,000
------------------------------------------------------------------------------
                                                               $ 14,987,426
------------------------------------------------------------------------------

Hardware & Tools -- 0.4%
------------------------------------------------------------------------------
                 Werner Holding Co.
     $1,994,962  Term loan, maturing November 30, 2004         $  1,994,962
------------------------------------------------------------------------------
                                                               $  1,994,962
------------------------------------------------------------------------------

Health Care - Diversified -- 1.3%
------------------------------------------------------------------------------
                 Conmed Corporation
     $4,763,587  Term loan, maturing December 30, 2004         $  4,763,587

                 FHC Health Systems, Inc.
        997,494  Term loan, maturing April 30, 2005                 997,494
        997,494  Term loan, maturing April 30, 2006                 997,494
------------------------------------------------------------------------------
                                                               $  6,758,575
------------------------------------------------------------------------------

Health Care - Misc. -- 4.3%
------------------------------------------------------------------------------
                 Alliance Imaging, Inc.
     $2,493,703  Term loan, maturing June 18, 2004             $  2,493,703

                 Community Health Systems, Inc.
      1,811,189  Term loan, maturing December 31, 2003            1,811,189
      1,811,189  Term loan, maturing December 31, 2004            1,811,189
      1,356,643  Term loan, maturing December 31, 2005            1,356,643

                 Imed Corporation
      4,782,034  Term loan, maturing May 31, 2005                 4,782,034

                 Leiner Health Products Inc.
      2,493,687  Term loan, maturing December 30, 2004            2,493,687
                 Mariner Post-Acute Network

      2,495,000  Term loan, maturing March 31, 2005               2,495,000
      2,495,000  Term loan, maturing March 31, 2006               2,495,000

                 WGL Acquisition Corp.
      1,994,987  Term loan, maturing July 10, 2004                1,994,987
------------------------------------------------------------------------------
                                                               $ 21,733,432
------------------------------------------------------------------------------

Heavy Duty Trucks & Parts -- 0.6%
------------------------------------------------------------------------------
                 Oshkosh Truck Corporation
     $1,620,000  Term loan, maturing March 31, 2005            $  1,620,000
      1,620,000  Term loan, maturing March 31, 2006               1,620,000
------------------------------------------------------------------------------
                                                               $  3,240,000
------------------------------------------------------------------------------

Hotels - Motels -- 1.6%
------------------------------------------------------------------------------
                 Palace Station Hotel & Casino, Inc.
     $1,000,000  Term loan, maturing September 30, 2000        $  1,000,000

                 Patriot American Hospitality, Inc.
        784,750  Term loan, maturing March 31, 1999                 784,750
        882,849  Term loan, maturing March 31, 2000                 882,849
      3,338,407  Term loan, maturing March 31, 2003               3,338,407

                 Starwood Hotels & Resorts
      2,000,000  Term loan, maturing February 23, 2003            2,000,000
------------------------------------------------------------------------------
                                                               $  8,006,006
------------------------------------------------------------------------------

Household Furnish & Appliances -- 2.5%
------------------------------------------------------------------------------
                 Alliance Laundry Holdings LLC.
     $5,000,000  Term loan, maturing September 30, 2005        $  5,000,000

                 Sealy Mattress Company
      1,893,769  Term loan, maturing December 15, 2004            1,893,769
      1,363,685  Term loan, maturing December 15, 2005            1,363,685
      1,742,546  Term loan, maturing December 15, 2006            1,742,546

                 Simmons Company
        714,286  Term loan, maturing October 30, 2005               714,286
      1,785,714  Term loan, maturing October 30, 2006             1,785,714
------------------------------------------------------------------------------
                                                               $ 12,500,000
------------------------------------------------------------------------------

Household Products -- 1.8%
------------------------------------------------------------------------------
                 Diamond Brands Operating Corp.
     $  997,487  Term loan, maturing March 31, 2006            $    997,487

                 The Imperial Decor Home Group, Inc.
      2,000,000  Term loan, maturing March 12, 2005               2,000,000
      1,000,000  Term loan, maturing March 12, 2006               1,000,000

                 The Scotts Company
      2,546,012  Term loan, maturing June 30, 2006                2,546,012
      2,453,988  Term loan, maturing June 30, 2007                2,453,988
------------------------------------------------------------------------------
                                                               $  8,997,487
------------------------------------------------------------------------------

Insurance Brokers -- 1.0%
------------------------------------------------------------------------------
                 Acordia, Inc.
     $4,974,874  Term loan, maturing September 30, 2004        $  4,974,874
------------------------------------------------------------------------------
                                                               $  4,974,874
------------------------------------------------------------------------------

Leisure Time -- 3.4%
------------------------------------------------------------------------------
                 Alliance Gaming Corporation
     $3,574,001  Term loan, maturing January 31, 2005          $  3,574,001
      1,425,999  Term loan, maturing July 31, 2005                1,425,999

                 Interval International Corp.
      1,051,875  Term loan, maturing December 16, 2005            1,051,875
      1,051,875  Term loan, maturing December 15, 2006            1,051,875

                 Panavision, Inc.
      5,000,000  Term loan, maturing March 31, 2005               5,000,000

                 Six Flags Theme Parks Inc.
      5,235,915  Term loan, maturing November 30, 2004            5,235,915
------------------------------------------------------------------------------
                                                               $ 17,339,665
------------------------------------------------------------------------------

Machinery - Diversified -- 1.6%
------------------------------------------------------------------------------
                 Numatics, Incorporated
     $2,985,000  Term loan, maturing September 19, 2005        $  2,985,000

                 Thermadyne MFG LLC
      2,493,734  Term loan, maturing May 22, 2005                 2,493,734
      2,493,734  Term loan, maturing May 22, 2006                 2,493,734
------------------------------------------------------------------------------
                                                               $  7,972,468
------------------------------------------------------------------------------

Manufacturing - Diversified -- 5.3%
------------------------------------------------------------------------------
                 Advanced Glassfiber Yarns LLC
     $2,000,000  Term loan, maturing September 30, 2005        $  2,000,000

                 Arteva B.V. (Kosa)
      5,000,000  Term loan, maturing December 31, 2006            5,000,000

                 Evironmental Systems Products Hldgs, Inc.
      2,000,000  Term loan, maturing September 30, 2005           2,000,000

                 Foamex L.P.
      1,508,821  Term loan, maturing June 30, 2005                1,508,821
      1,371,656  Term loan, maturing June 30, 2006                1,371,656
      2,106,892  Term loan, maturing June 30, 2007                2,106,892

                 Insilco Corporation
      1,000,000  Term loan, maturing November 24, 2005            1,000,000

                 International Wire Group, Inc.
      3,000,002  Term loan, maturing September 30, 2002           3,000,002

                 Neenah Foundry Company
      4,991,276  Term loan, maturing September 30, 2005           4,991,276

                 Tokheim Corporation
      4,000,000  Term loan, maturing September 30, 2004           4,000,000
------------------------------------------------------------------------------
                                                               $ 26,978,647
------------------------------------------------------------------------------

Medical Products & Supplies -- 1.0%
------------------------------------------------------------------------------
                 Stryker Corporation
     $  985,916  Term loan, maturing December 10, 2005         $    985,916
      4,014,085  Term loan, maturing December 10, 2006            4,014,085
------------------------------------------------------------------------------
                                                               $  5,000,001
------------------------------------------------------------------------------

Metals - Miscellaneous -- 0.6%
------------------------------------------------------------------------------
                 C II Carbon, LLC
     $2,992,481  Term loan, maturing June 30, 2008             $  2,992,481
------------------------------------------------------------------------------
                                                               $  2,992,481
------------------------------------------------------------------------------

Miscellaneous -- 2.0%
------------------------------------------------------------------------------
                 Coinmach Laundry Corporation
      4,987,437  Term loan, maturing June 30, 2005             $  4,987,437

                 Wesco International, Inc.
      4,972,222  Term loan, maturing June 5, 2006                 4,972,222
------------------------------------------------------------------------------
                                                               $  9,959,659
------------------------------------------------------------------------------

Office Equipment & Supplies -- 1.8%
------------------------------------------------------------------------------
                 F.M.E. Corporation (Neopost)
     $5,000,000  Term loan, maturing June 24, 2006             $  5,000,000

                 U.S. Office Products
      4,000,000  Term loan, maturing June 9, 2006                 4,000,000
------------------------------------------------------------------------------
                                                               $  9,000,000
------------------------------------------------------------------------------

Paper & Forest Products -- 1.0%
------------------------------------------------------------------------------
                 Bear Island Paper Company, LLC
     $4,987,406  Term loan, maturing December 31, 2005         $  4,987,406
------------------------------------------------------------------------------
                                                               $  4,987,406
------------------------------------------------------------------------------

Publishing -- 1.4%
------------------------------------------------------------------------------
                 Penton Media, Inc.
     $2,000,000  Term loan, maturing May 31, 2006              $  2,000,000

                 Reiman Publications
      2,000,000  Term loan, maturing November 30, 2005            2,000,000

                 Von Hoffman Press, Inc.
        704,544  Term loan, maturing May 30, 2004                   704,544
      2,287,682  Term loan, maturing May 30, 2005                 2,287,682
------------------------------------------------------------------------------
                                                               $  6,992,226
------------------------------------------------------------------------------

Restaurants -- 0.6%
------------------------------------------------------------------------------
                 Applebee's International, Inc.
     $3,000,000  Term loan, maturing March 31, 2006            $  3,000,000
------------------------------------------------------------------------------
                                                               $  3,000,000
------------------------------------------------------------------------------

Retail Stores - Food Chains -- 1.5%
------------------------------------------------------------------------------
                 Pathmark Stores, Inc.
     $5,000,000  Term loan, maturing December 15, 2001         $  5,000,000

                 Star Markets Company, Inc.
      2,500,000  Term loan, maturing December 31, 2002            2,500,000
------------------------------------------------------------------------------
                                                               $  7,500,000
------------------------------------------------------------------------------

Retail Stores - Specialty -- 1.6%
------------------------------------------------------------------------------
                 Advanced Stores Company, Inc.
     $5,000,000  Term loan, maturing April 15, 2006            $  5,000,000

                 Travelcenters of America, Inc.
      2,995,268  Term loan, maturing March 27, 2005               2,995,268
------------------------------------------------------------------------------
                                                               $  7,995,268
------------------------------------------------------------------------------

Steel -- 1.4%
------------------------------------------------------------------------------
                 Adience, Inc.
     $1,383,928  Term loan, maturing April 30, 2005            $  1,383,928
        617,180  Term loan, maturing July 30, 2005                  617,180

                 Ucar Global Enterprises, Inc.
      5,000,000  Term loan, maturing December 31, 2003            5,000,000
------------------------------------------------------------------------------
                                                               $  7,001,108
------------------------------------------------------------------------------

Telecommunications - Long Distance -- 3.3%
------------------------------------------------------------------------------
                 American Cellular Wireless LLC.
     $2,250,000  Term loan, maturing June 25, 2007             $  2,250,000
      2,250,000  Term loan, maturing December 25, 2007            2,250,000

                 Cellular, Inc Financial Corporation
      1,500,000  Term loan, maturing March 31, 2007               1,500,000
      3,500,000  Term loan, maturing March 31, 2008               3,500,000

                 Davel Communications
      2,500,000  Term loan, maturing June 23, 2005                2,500,000

                 Western PCS Holding Corporation
      2,500,000  Term loan, maturing June 30, 2007                2,500,000

                 Western Wireless
      2,500,000  Term loan, maturing March 31, 2004               2,500,000
------------------------------------------------------------------------------
                                                               $ 17,000,000
------------------------------------------------------------------------------

Textile - Apparel Mfg. -- 3.7%
------------------------------------------------------------------------------
                 Cluett American Corp.
     $4,975,000  Term loan, maturing May 18, 2005              $  4,975,000

                 Globe Manufacturing Corp.
      3,900,000  Term loan, maturing July 31, 2006                3,900,000

                 Joan Fabrics Corporation
      1,997,455  Term loan, maturing June 30, 2005                1,997,455
      2,994,695  Term loan, maturing June 30, 2006                2,994,695

                 The William Carter Company
      4,948,454  Term loan, maturing October 31, 2003             4,948,454
------------------------------------------------------------------------------
                                                               $ 18,815,604
------------------------------------------------------------------------------

Transportation - Misc. -- 1.5%
------------------------------------------------------------------------------
                 Evergreen International Aviation, Inc.
     $  858,201  Term loan, maturing April 30, 2002            $    858,201
      1,639,674  Term loan, maturing April 30, 2003               1,639,674

                 MTL
      2,685,560  Term loan, maturing August 28, 2005              2,685,560
      2,301,909  Term loan, maturing February 28, 2006            2,301,909
------------------------------------------------------------------------------
                                                               $  7,485,344
------------------------------------------------------------------------------
Total Senior, Secured, Floating-Rate Interests
(identified cost, $445,589,405)                                $445,589,405
------------------------------------------------------------------------------

Corporate Bonds & Notes -- 8.7%

Apparel -- 0.5%
------------------------------------------------------------------------------
                  Glenoit Corp.
     $       500  Sr. Sub. Notes, 11.00%, 4/15/07              $    472,500

                  Hosiery Corp. of America, Inc.
           1,000  13.75%, 8/1/02                                  1,040,000

                  William Carter Co.
           1,000  Sr. Sub. Notes, 10.375%, 12/1/06                1,087,500
------------------------------------------------------------------------------
                                                               $  2,600,000
------------------------------------------------------------------------------

Broadcasting and Cable -- 0.7%
------------------------------------------------------------------------------
                  Golden Sky Systems
     $     1,000  Sr. Sub. Notes, 12.375%, 8/1/06(1)           $  1,040,000

                  Pegasus Commerce
           1,250  9.75%, 12/1/06(1)                               1,253,125

                  Telewest PLC
           1,000  11.25%, 11/1/08(1)                              1,105,000
------------------------------------------------------------------------------
                                                               $  3,398,125
------------------------------------------------------------------------------

Business Services -- 0.3%
------------------------------------------------------------------------------
                  Federal Data Corp.
     $       750  Sr. Sub. Notes, 10.125%, 8/1/05              $    742,500

                  ViaSystems, Inc.
             600  Sr. Sub. Notes, 9.75%, 6/1/07                     597,000
------------------------------------------------------------------------------
                                                               $  1,339,500
------------------------------------------------------------------------------

Business Services - Miscellaneous -- 0.6%
------------------------------------------------------------------------------
                  Anthony Crane Rentals
     $       500  Sr. Notes, 10.375%, 8/1/08(1)                $    485,000

                  NationsRent, Inc.
           1,000  Sr. Sub. Notes, 10.375%, 12/15/08(1)              992,500

                  Neff Corp.
           1,000  Sr. Sub. Notes, 10.25%, 6/1/08(1)                 985,000

                  Richmont Marketing Special
           1,000  Sr. Sub. Notes, 10.125%, 12/15/07(1)              755,000
------------------------------------------------------------------------------
                                                               $  3,217,500
------------------------------------------------------------------------------

Communications Equipment -- 0.2%
------------------------------------------------------------------------------
                  Metromedia Fiber Network, Inc.
     $     1,000  Sr. Notes, 10.00%, 11/15/08(1)               $  1,025,000
------------------------------------------------------------------------------
                                                               $  1,025,000
------------------------------------------------------------------------------

Communications Services -- 0.1%
------------------------------------------------------------------------------
                  NTL, Inc.
     $       500  11.50%, 10/1/08(1)                           $    545,000
------------------------------------------------------------------------------
                                                               $    545,000
------------------------------------------------------------------------------

Containers and Packaging -- 0.4%
------------------------------------------------------------------------------
                  Consumers International, Inc.
     $       500  Sr. Notes, 10.25%, 4/1/05                    $    522,500

                  S.D. Warren Co.
             500  Sr. Sub. Notes, 12.00%, 12/15/04                  542,500

                  Stone Container Corp.
           1,000  1st Mtg. Notes, 10.75%, 10/1/02                 1,035,000
------------------------------------------------------------------------------
                                                               $  2,100,000
------------------------------------------------------------------------------

Engineering and Construction -- 0.2%
------------------------------------------------------------------------------
                  Level 3 Communications, Inc.
     $     1,000  Sr. Notes, 9.125%, 5/1/08                    $    950,000
------------------------------------------------------------------------------
                                                               $    950,000
------------------------------------------------------------------------------

Entertainment -- 0.5%
------------------------------------------------------------------------------
                  Regal Cinemas
     $       750  9.50%, 6/1/08(1)                             $    776,250

                  SFX Entertainment, Inc.
             500  Sr. Sub. Notes, 9.125%, 2/1/08                    502,500

                  Six Flags Theme Parks
           1,000  12.25%, 6/15/05                                 1,105,000
------------------------------------------------------------------------------
                                                               $  2,383,750
------------------------------------------------------------------------------

Foods -- 0.1%
------------------------------------------------------------------------------
                  B & G Foods, Inc.
     $       500  Sub. Notes, 9.625%, 8/1/07                   $    492,500
------------------------------------------------------------------------------
                                                               $    492,500
------------------------------------------------------------------------------

Health Services -- 0.1%
------------------------------------------------------------------------------
                  Dade International, Inc.
     $       500  Sr. Sub. Notes, 11.125%, 5/1/06              $    557,500
------------------------------------------------------------------------------
                                                               $    557,500
------------------------------------------------------------------------------

Information Services -- 0.5%
------------------------------------------------------------------------------
                  Psinet, Inc.
     $     1,250  11.50%, 11/1/08(1)                           $  1,309,375

                  Verio, Inc.
           1,300  11.25%, 12/1/08(1)                              1,319,500
------------------------------------------------------------------------------
                                                               $  2,628,875
------------------------------------------------------------------------------

Lodging and Gaming -- 0.3%
------------------------------------------------------------------------------
                  Horseshoe Gaming L.L.C.
     $       750  Sr. Sub. Notes, 9.375%, 6/15/07              $    772,500

                  Lady Luck Gaming
             750  11.875%, 3/1/01                                   757,500
------------------------------------------------------------------------------
                                                               $  1,530,000
------------------------------------------------------------------------------

Manufacturing -- 0.6%
------------------------------------------------------------------------------
                  Diamond Brands
     $     1,000  10.125%, 4/15/08                             $    910,000

                  Fisher Scientific
           1,000  9.00%, 2/1/08(1)                                  995,000

                  Transdigm, Inc.
           1,000  10.375%, 12/1/08(1)                             1,005,000
------------------------------------------------------------------------------
                                                               $  2,910,000
------------------------------------------------------------------------------

Medical Products -- 0.3%
------------------------------------------------------------------------------
                  Alliance Imaging
     $     1,500  Variable Rate, 9.94%, 12/15/05               $  1,290,000
------------------------------------------------------------------------------
                                                               $  1,290,000
------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 0.1%
------------------------------------------------------------------------------
                  Coho Energy, Inc.
     $       520  Sr. Sub. Notes, 8.875%, 10/15/07             $    439,400
------------------------------------------------------------------------------
                                                               $    439,400
------------------------------------------------------------------------------

Paper and Forest Products -- 0.2%
------------------------------------------------------------------------------
                  Repap New Brunswick, Inc.
     $     1,250  Sr. Notes, 9.00%, 6/1/04                     $  1,125,000
------------------------------------------------------------------------------
                                                               $  1,125,000
------------------------------------------------------------------------------

Printing and Business Products -- 0.5%
------------------------------------------------------------------------------
                  Mail-Well Corp.
     $     1,000  Sr. Sub. Notes, 8.75%, 12/15/08(1)           $  1,000,000

                  MDC Communications Corp.
             500  Sr. Sub. Notes, 10.50%, 12/1/06                   512,500

                  MDC Communications Corp.
             750  Sr. Sub. Notes, 10.50%, 12/1/06(1)                768,750
------------------------------------------------------------------------------
                                                               $  2,281,250
------------------------------------------------------------------------------

Publishing -- 0.3%
------------------------------------------------------------------------------
                  American Lawyer Media
     $     1,000  9.75%, 12/15/07                              $    996,250

                  Von Hoffman Press, Inc.
             750  Sr. Sub. Notes, 10.875%, 5/15/07(1)               776,250
------------------------------------------------------------------------------
                                                               $  1,772,500
------------------------------------------------------------------------------

Restaurants -- 0.2%
------------------------------------------------------------------------------
                  Dominos, Inc.
     $     1,000  Sr. Sub. Notes, 10.375%, 1/15/09(1)          $  1,000,000
------------------------------------------------------------------------------
                                                               $  1,000,000
------------------------------------------------------------------------------

Retail - Food and Drug -- 0.3%
------------------------------------------------------------------------------
                  AFC Enterprises, Inc.
     $       550  Sr. Sub Notes, 10.25%, 5/15/07               $    576,125

                  Pantry, Inc.
           1,000  Sr. Sub. Notes, 10.25%, 10/15/07                1,050,000
------------------------------------------------------------------------------
                                                               $  1,626,125
------------------------------------------------------------------------------

Retail - General -- 0.6%
------------------------------------------------------------------------------
                  Advance Stores Co., Inc.
     $     1,250  Sr. Sub. Notes, 10.25%, 4/15/08              $  1,268,750

                  Franks Nursery and Crafts
             500  Sr. Sub. Notes, 10.25%, 3/1/08                    497,500

                  Kindercare Learning Ctrs., Inc.
           1,000  Sr. Sub. Notes, 9.50%, 2/15/09               $    995,000

                  Tuesday Morning Corp.
             500  Sr. Sub. Notes, 11.00%, 12/15/07                  495,000
------------------------------------------------------------------------------
                                                               $  3,256,250
------------------------------------------------------------------------------

Wireline Communication Services -- 1.1%
------------------------------------------------------------------------------
                  Dobson/Sygnet Communications Corp.
     $     1,250  Sr. Notes, 12.25%, 12/15/08(1)               $  1,268,750

                  Esprit Telecom Group PLC,
           1,000  Sr. Notes, 11.50%, 12/15/07                     1,025,000

                  Global Crossing Holding, Ltd.
             500  Sr. Notes, 9.625%, 5/15/08                        525,000

                  Hyperion Telecommunications, Inc.
           1,000  Sr. Notes, 12.25%, 9/1/04                       1,015,000

                  ITC Deltacom, Inc.
             750  9.75%, 11/15/08(1)                                776,250

                  Metronet Communications
             750  10.625%, 11/1/08(1)                               796,875
------------------------------------------------------------------------------
                                                               $  5,406,875
------------------------------------------------------------------------------
Total Corporate Bonds & Notes (identified cost $43,004,440)    $ 43,875,150
------------------------------------------------------------------------------

Commercial Paper -- 3.1%
------------------------------------------------------------------------------

General Electric Capital Corp.
------------------------------------------------------------------------------
     $    15,603  5.50%, 1/4/99                                $ 15,595,849
------------------------------------------------------------------------------
Total Commercial Paper (amortized cost $15,595,849)            $ 15,595,849
------------------------------------------------------------------------------
Total Investments -- 100.0%
  (identified cost $504,189,694)                               $505,060,404

------------------------------------------------------------------------------
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. It is the Portfolio's intention to hold this security until maturity.
(a) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of approximately three years.

                       See notes to financial statements

Eaton Vance Senior Income Trust as of December 31, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

As of December 31, 1998
Assets
--------------------------------------------------------------------------------
Investments, at value
  (identified cost, $504,189,694)                                  $505,060,404
Cash                                                                  1,919,543
Receivable for investments sold                                         151,013
Interest receivable                                                   3,620,711
--------------------------------------------------------------------------------
Total assets                                                       $510,751,671
--------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------
Amounts due under commercial paper program                         $145,000,000
Dividends payable                                                     4,493,160
Deferred facility fee income                                          3,580,895
Payable to affiliate for Trustees' fees                                   2,900
Payable for organization fees                                           131,150
Accrued expenses:
  Interest                                                              566,250
  Operating expense                                                     170,799
--------------------------------------------------------------------------------
Total liabilities                                                  $153,945,154
--------------------------------------------------------------------------------
Net Assets for 35,660,000 shares of beneficial interest
  outstanding                                                      $356,806,517
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                    $355,887,000
Accumulated net realized loss (computed on the basis of
  identified cost)                                                     (115,724)
Accumulated undistributed net investment income                         164,531
Net unrealized appreciation
  (computed on the basis of identified cost)                            870,710
--------------------------------------------------------------------------------
Total                                                              $356,806,517
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
($356,806,517 / 35,660,000 shares of
  beneficial interest outstanding                                  $      10.01
--------------------------------------------------------------------------------

                       See notes to financial statements

Statement of Operations

For the Period Ended
December 31, 1998(1)

Investment Income
-------------------------------------------------------------------------------
Interest                                                             $5,888,244
Facility fees earned                                                    166,095
-------------------------------------------------------------------------------
Total investment income                                              $6,054,339
-------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------
Investment adviser fee                                               $  579,350
Administration fee                                                      173,333
Trustees fees and expenses                                                2,900
Interest                                                                829,399
Legal and accounting services                                           217,173
Organization expenses                                                   141,150
Loan program structuring expense                                         85,521
Custodian fee                                                            27,766
Transfer and dividend disbursing agent fees                              25,395
Printing and postage                                                     13,300
Registration fees                                                         9,321
Miscellaneous                                                            44,723
-------------------------------------------------------------------------------
Total expenses                                                       $2,149,331
-------------------------------------------------------------------------------
Deduct --
  Reduction of investment adviser fee                                $  579,350
  Reduction of administration fee                                       173,333
-------------------------------------------------------------------------------
Total expense reductions                                             $  752,683
-------------------------------------------------------------------------------

Net expenses                                                         $1,396,648
-------------------------------------------------------------------------------

Net investment income                                                $4,657,691
-------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                    $ (115,724)
-------------------------------------------------------------------------------
Net realized loss                                                    $ (115,724)
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                                $  870,710
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                 $  870,710
-------------------------------------------------------------------------------
Net realized and unrealized gain                                     $  754,986
-------------------------------------------------------------------------------
Net increase in net assets from operations                           $5,412,677
-------------------------------------------------------------------------------
(1) For the period from the start of business, October 30, 1998, to December 31, 1998.

                       See notes to financial statements

Eaton Vance Senior Income Trust as of December 31, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

Increase (Decrease)                                         For the Period Ended
in Net Assets                                               December 31, 1998(1)
-------------------------------------------------------------------------------
From operations --
  Net investment income                                            $  4,657,691
  Net realized loss                                                    (115,724)
  Net change in unrealized appreciation (depreciation)                  870,710
-------------------------------------------------------------------------------
Net increase in net assets from operations                         $  5,412,677
-------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income                                       $ (4,493,160)
-------------------------------------------------------------------------------
Total distributions to shareholders                                $ (4,493,160)
-------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares                                     $356,500,000
  Offering costs                                                       (713,000)
-------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions            $355,787,000
-------------------------------------------------------------------------------
Net increase in net assets                                         $356,706,517
-------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------
At beginning of period                                             $    100,000
-------------------------------------------------------------------------------
At end of period                                                   $356,806,517
-------------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
-------------------------------------------------------------------------------
At end of period                                                   $    164,531
-------------------------------------------------------------------------------
(1) For the period from the start of business, October 30, 1998, to December 31, 1998.

                       See notes to financial statements

Statement of Cash Flows
                                                            For the Period Ended
Increase (Decrease) in Cash                                 December 31, 1998(1)
--------------------------------------------------------------------------------
Cash Flows From (Used For) Operating Activities --
  Purchases of loan interests                                    $(510,676,088)
  Proceeds from sales and principal repayments                      21,943,434
  Interest received                                                  2,255,329
  Facility fees received                                             3,631,266
  Interest paid                                                       (263,149)
  Operating expenses paid                                             (262,400)
  Net increase in short-term investments                           (15,595,849)
--------------------------------------------------------------------------------
Net cash used for operating activities                           $(498,967,457)
--------------------------------------------------------------------------------
Cash Flows From (Used For) Financing Activities --
  Proceeds from shares sold                                      $ 356,500,000
  Payments for offering costs                                         (713,000)
  Net increase in amounts due under commercial paper program       145,000,000
--------------------------------------------------------------------------------
Net cash from financing activities                               $ 500,787,000
--------------------------------------------------------------------------------

Net increase in cash                                             $   1,819,543
--------------------------------------------------------------------------------

Cash at Beginning of Period                                      $     100,000
--------------------------------------------------------------------------------

Cash at End of Period                                            $   1,919,543
--------------------------------------------------------------------------------

Reconciliation of Net Increase in Net Assets
From Operations to Net Cash Used For
Operating Activities
--------------------------------------------------------------------------------
Net Increase in net assets from operations                       $   5,412,677
Increase in receivable for investments sold                           (151,013)
Increase in interest receivable                                     (3,620,711)
Increase in deferred facility fee income                             3,580,895
Increase in payable to affiliate                                         2,900
Increase in accrued expenses                                           868,199
Net increase in investments                                       (505,060,404)
--------------------------------------------------------------------------------
Net cash used for operating activities                           $(498,967,457)
--------------------------------------------------------------------------------
(1) For the period from the start of business, October 30, 1998, to December 31, 1998.

                       See notes to financial statements

Eaton Vance Senior Income Trust as of December 31, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights
                                                         Period Ended
                                                         December 31, 1998(1)(2)
-------------------------------------------------------------------------------
Net asset value -- Beginning of period                              $ 10.000
-------------------------------------------------------------------------------

Income (loss) from operations(1)(2)
-------------------------------------------------------------------------------
Net investment income                                               $  0.142
Net realized and unrealized gain                                       0.014
-------------------------------------------------------------------------------
Total income from operations                                        $  0.156
-------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------
From net investment income                                          $ (0.126)
-------------------------------------------------------------------------------
Total distributions                                                 $ (0.126)
-------------------------------------------------------------------------------
Offering costs charged to paid-in capital                           $ (0.020)
-------------------------------------------------------------------------------

Net asset value -- End of period                                    $ 10.010
-------------------------------------------------------------------------------

Market value -- End of period                                       $   9.44
-------------------------------------------------------------------------------
Total Return(4)                                                        (4.4)%
-------------------------------------------------------------------------------

Ratios/Supplemental Data+
-------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                           $356,807
Ratios (As a percentage of average daily net assets):
    Net operating expenses                                              1.00%(3)
    Net interest expense                                                1.46%(3)
    Net investment income                                               8.18%(3)
Portfolio Turnover                                                         7%
-------------------------------------------------------------------------------
+ The operating expenses of the Trust reflect a reduction of the investment adviser fee and the administation fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Operating expenses                                                  2.32%(3)
    Interest expense                                                    1.46%(3)
    Net investment income                                               6.86%(3)
Net investment income per share                                     $  0.119

-------------------------------------------------------------------------------
(1) For the period from the start of business, October 30, 1998, to December 31, 1998.
(2) Net investment income per share was computed using average shares outstanding.
(3) Annualized.
(4) Total return is calculated assuming a purchase at market value on the first day and a sale at the market value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested on the reinvestment date. Total return is not computed on an annualized basis.

                       See notes to financial statements

Eaton Vance Senior Income Trust as of December 31, 1998

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1 Significant Accounting Policies
------------------------------------------------------------------------------
  Eaton Vance Senior Income Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company which was organized as a trust under the laws of the State of Massachusetts on September 23, 1998. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- The Trust's investments in interests in senior secured floating rate loans (Senior Loans) are valued at fair value by the Trust's investment adviser, Eaton Vance Management (EVM), under procedures established by the Trustees as permitted by Section 2}a{(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including }i{ the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on evaluations of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan and interests in similar loans and the market environment and investor attitudes towards the Senior Loan and interests in similar loans; }v{ the reputation and financial condition of the agent bank and any intermediate participant in the loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Trust was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Trust was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received are recognized as income over the expected term of the loan.

  C Federal Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

  D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Offering Costs -- Costs incurred by the Trust in connection with the initial offering of Trust shares were recorded as a reduction of paid-in capital.

  G Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Gains and losses on securities sold are determined on the basis of identified cost.

2 Distributions to Shareholders
------------------------------------------------------------------------------
  Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value shares of beneficial interest. Transactions in Trust shares were as follows:

                                                    Period Ended
                                                    December 31, 1998(1)
                                                    --------------------
    Sales                                               35,650,000
  ------------------------------------------------------------------
    Net increase                                        35,650,000
  ------------------------------------------------------------------
  (1) For the period from the start of business, October 30, 1998, to December 31, 1998.

4 Investment Adviser Fee and Other Transactions with Affiliates
------------------------------------------------------------------------------
  The investment adviser fee, computed at a monthly rate of 17/240 of 1% (0.85% annually) of the Trust's average weekly gross assets, was earned by EVM as compensation for management and investment advisory services rendered to the Trust. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. EVM also serves as the administrator of the Trust. An administration fee, computed at the monthly rate of 1/48 of 1% (0.25% annually) of the average weekly gross assets of the Trust, is paid to EVM for managing and administering business affairs of the Trust. EVM waived its investment advisory and administration fees for the period from the start of business, October 30, 1998, to December 31, 1998.

  Certain of the officers and Trustees of the Trust are officers and directors/trustees of the above organizations.

5 Investment Transactions
------------------------------------------------------------------------------
  The Trust invests primarily in Senior Loans. The ability of the issuers of the Senior Loans held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans and corporate bonds aggregated $510,676,088 and $22,094,447, respectively, for the period from the start of business, October 30, 1998, to December 31, 1998.

6 Short-Term Debt and Credit Agreements
------------------------------------------------------------------------------
  The Trust has entered into a revolving credit and security agreement that will allow the Trust to borrow $178 million to support the issuance of commercial paper and to permit the Trust to invest in accordance with its investment practices. Interest is charged under the revolving credit agreement at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate or federal funds effective rate. Interest expense includes a commitment fee of approximately $35,000 which is computed at the annual rate of 0.15% on the unused portion of the revolving credit agreement. There were no borrowings under this agreement during the period. As of December 31, 1998, the Trust had commercial paper outstanding of $145,000,000, at an interest rate of 5.40%. Maximum and average borrowings for the period from the start of business, October 30, 1998, to December 31, 1998 were $145,000,000 and $83,809,524, respectively, and the average interest rate was 5.40%.

7 Federal Income Tax Basis of Investments
------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1998, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                                 $504,189,694
  ---------------------------------------------------------------------------
  Gross unrealized appreciation                                  $  1,056,534
  Gross unrealized depreciation                                      (185,824)
  ---------------------------------------------------------------------------
  Net unrealized appreciation                                    $    870,710
  ---------------------------------------------------------------------------

Eaton Vance Senior Income Trust as of December 31, 1998

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees and Shareholders
of Eaton Vance Senior Income Trust
------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Senior Income Trust (the Trust) as of December 31, 1998, the related statements of operations, changes in net assets, and cash flows and the financial highlights for the period from the start of business, October 30, 1998, to December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities and Senior Loans owned at December 31, 1998 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust at December 31, 1998, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period from the start of business, October 30, 1998 to December 31, 1998 in conformity with generally accepted accounting principles.

As discussed in Note 1A, the financial statements include Senior Loans held by the Trust valued at $445,589,405 (125% of net assets of the Trust), which values are fair values determined by the Trust's investment adviser in the absence of actual market values. Determination of fair value involves subjective judgment, as the actual market value of a particular Senior Loan or security can be established only by negotiations between the parties in a sale transaction. We have reviewed the procedures established by the Trustees and used by the Trust's investment adviser in determining the fair values of such Senior Loans and securities and have inspected underlying documentation, and in the circumstances, we believe that the procedures are reasonable and the documentation appropriate.

               DELOITTE & TOUCHE LLP
               Boston, Massachusetts
               February 12, 1999

Eaton Vance Senior Income Trust

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which common shareholders may elect to have dividends and capital gains distributions reinvested in common shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, Investors Bank & Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in common shares of the Trust in your account.

How the Plan Works
Under the Plan, participants in the Plan will have their dividends reinvested in common shares of the Trust on valuation date. If the market price per common share on valuation date equals or exceeds net asset value per common share on that date, the Trust will issue new common shares to participants at the higher of net asset value or 95% of the market price. If net asset value per common share on valuation date exceeds the market price per common share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the common shareholders only in cash, the agent will buy common shares in the open market on the New York Stock Exchange, or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per common share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's common shares, resulting in the acquisition of fewer common shares than if the dividend or distribution had been paid in common shares issued by the Trust.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares received pursuant to the Plan. Holders of common shares who do not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the record shareholder by Investors Bank & Trust Company, as dividend paying agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

Tax Implications
Plan participants will receive tax information annually for personal records and to help prepare federal income tax returns. The automatic reinvestment of dividends and capital gains distributions does not relieve plan participants of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive a share certificate in your name for all full common shares credited to your account under the Plan and a cash payment for any fraction of a share credited to your account. If you desire, the Plan Agent will sell your shares in the Plan and send you the proceeds of the sale, less brokerage commissions and a $2.50 service fee.

How to Participate
If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

Any inquiries regarding the Plan can be directed to Investors Bank & Trust Company at 1-800-553-1916.

Eaton Vance Senior Income Trust

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

From time to time in the future, the Trust may effect redemptions and/or repurchases of its Auction Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred Shares. The Trust would effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

Eaton Vance Senior Income Trust

--------------------------------------------------------------------------------
APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

--------------------------------------------------------------------------------

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan provided above.

                                        --------------------------------------
                                        Please print exact name on account:

                                        --------------------------------------
                                        Shareholder signature          Date

                                        --------------------------------------
                                        Shareholder signature          Date

                                        Please sign exactly as your common
                                        shares are registered. All persons
                                        whose names appear on the share
                                        certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

The authorization form, when signed, should be mailed to the following address:

                              Investors Bank & Trust Company
                              P.O. Box 1537, MFD23
                              Boston, MA 02205-1537

--------------------------------------------------------------------------------

NUMBER OF EMPLOYEES
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS
As of December 31, 1998, our records indicate that there are 267 registered shareholders and approximately 14,300 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        Eaton Vance Distributors, Inc.
        24 Federal Street
        Boston, MA 02110
        1-800-225-6265

NEW YORK STOCK EXHANGE SYMBOL
The New York Stock Exchange symbol is EVF.

Eaton Vance Senior Income Trust as of December 31, 1998
INVESTMENT MANAGEMENT

Eaton Vance Senior Income Trust

      Officers                        Independent Trustees

      JAMES B. HAWKES                 JESSICA M. BIBLIOWICZ
      President, Chief Executive      President and Chief Operating Officer,
      Officer and Trustee             John A. Levin & Co. Director,
                                      Baker, Fentress & Co.

      SCOTT H. PAGE
      Vice President and              DONALD R. DWIGHT
      Co-Portfolio Manager            President, Dwight Partners, Inc.


      PAYSON F. SWAFFIELD             SAMUEL L. HAYES, III
      Vice President and              Jacob H. Schiff Professor of Investment
      Co-Portfolio Manager            Banking, Emeritus, Harvard University
                                      Graduate School of Business Administration

      MICHAEL W. WEILHEIMER
      Vice President                  NORTON H. REAMER
                                      Chairman and Chief Executive Officer,
                                      United Asset Management Corporation
      JAMES L. O'CONNOR
      Treasurer
                                      LYNN A. STOUT
                                      Professor of Law
      ALAN R. DYNNER                  Georgetown University Law Center
      Secretary

                                      JOHN L. THORNDIKE
                                      Formerly Director, Fiduciary Company
                                      Incorporated


                                      JACK L. TREYNOR
                                      Investment Adviser and Consultant

INVESTMENT ADVISER OF SENIOR INCOME TRUST
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF SENIOR INCOME TRUST
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

TRANSFER AGENT
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

BANKING COUNSELS
Mayer, Brown & Platt
787 Seventh Avenue
New York, NY 10019

PEABODY & BROWN
101 Federal Street, 12th Floor
Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

EATON VANCE SENIOR INCOME TRUST
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------
       This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

2-2001-2/99                                                          SITSRC-2/99